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                                                                  EXHIBIT 10(f)



                              SECOND AMENDMENT TO
                       THE 1997 EQUITY PARTICIPATION PLAN
                                       OF
                              LA QUINTA INNS, INC.


     WHEREAS, La Quinta Inns, Inc. (hereinafter the "Company"), a Texas corporation, maintains The 1997 Equity Participation Plan of La Quinta Inns, Inc., effective as of May 22, 1997 (hereinafter the "Plan"); and

     WHEREAS, pursuant to Section 10.2 of the Plan, the Board of Directors of the Company (hereinafter the "Board") may amend the Plan from time to time.

     NOW THEREFORE, BE IT RESOLVED, that the Plan be amended as follows effective May 22, 1997:

     1.   Section 6.1(d) is hereby deleted in its entirety.

     2. Section 2.1(a) is hereby amended and restated in its entirety as follows:

          (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $0.10 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed four million (4,000,000) plus the remaining shares available pursuant to the Company's Amended and Restated 1984 Stock Option Plan; PROVIDED, HOWEVER, that the maximum number of shares which may be subject to awards of Restricted Stock, Performance Awards and Stock Payments under the Plan shall not exceed one million (1,000,000) in the aggregate. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                                    * * *

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of La Quinta Inns, Inc. on May 22, 1997.

          Executed on this 1st day of August, 1997.


                                        /s/ JOHN F. SCHMUTZ
                                        ---------------------------------------
                                        John F. Schmutz, Secretary